EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial statements are based on the historical financial information of Battery Future Acquisition Corp. (BFAC”) for the years ended December 31, 2024 and 2023, adjusted to give effect to the Business Combination.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 combines the unaudited condensed historical balance sheet of BFAC as of December 31, 2024 with the audited historical condensed consolidated balance sheet of Class Over Inc. (the “Company”) and the unaudited condensed consolidated balance sheet of Classover Holdings, Inc. (“Pubco”) as of December 31, 2024, giving effect to the Business Combination as if it had been consummated as of that date.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 combines the unaudited historical condensed statement of operations of BFAC for year ended December 31, 2024 with the audited historical condensed consolidated statement of operations of the Company for the year ended December 31, 2024, and the unaudited historical condensed consolidated statement of operations of the Pubco for the period from inception to December 31, 2024. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 combines the audited historical condensed statement of operations of BFAC for year ended December 31, 2023 with the audited historical condensed consolidated statement of operations of the Company for the year ended December 31, 2023, giving effect to the Business Combination as if it had occurred as of January 1, 2023.

Notwithstanding the legal form of the Business Combination, the Business Combination will be accounted for as a reverse recapitalization in accordance with US GAAP. Under this method of accounting, BFAC will be treated as the acquired company and the Company will be treated as the acquirer for financial statement reporting purposes.

The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The unaudited pro forma condensed combined financial information is for illustrative purposes only.

The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. BFAC and the Company have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information has been prepared assuming two redemption scenarios as following:

·

Assuming No Redemptions: This scenario assumes that no BFAC Public Shares are redeemed and funds held in Trust Account will be fully retained and released to Pubco at closing of the Business Combination;

·

Assuming Maximum Redemptions: This scenario assumes that all of BFAC’s 3,683,125 Public Shares subject to redemption are redeemed at price of approximately $11.49 per share, resulting in an aggregate payment of approximately $42.30 million out of the Trust Account.

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The pro forma outstanding Pubco Common Stock immediately after the Business Combination under two redemption scenarios (which amounts are based on information as of December 31, 2024, as adjusted for events that relate to material transactions consummated after such date through the date hereof) is as follows:

	Pro Forma Combined
	Assuming No Redemptions		Assuming Maximum Redemptions
	Number of Common Shares	%	Number of Common Shares	%
BFAC public shares	3,683,125	14.3%	-	-%
BFAC founder shares (including non-redeemable Class A shares held by founders)	8,625,000	33.5%	8,625,000	39.0%
Mrs. Hui Luo – Company founder and shareholder (super voting class)	6,535,014	25.3%	6,535,014	29.6%
The rest of Company shareholders and note holders	5,964,986	23.1%	5,964,986	27.0%
Shares issued to advisors	975,000	3.8%	975,000	4.4%
Total common shares outstanding*	25,783,125	100.0%	22,100,000	100.0%

* Not including 1,000,000 Series A preferred shares to be issued to Company shareholders as part of the merger consideration at business combination, and 2,400 Series B preferred shares to be issued to PIPE Investors at business combination as the initial installment of PIPE Financing.

The historical financial information of BFAC was derived from the unaudited condensed financial statements of BFAC as of and for the year ended December 31, 2024, as well as the audited condensed financial statements of BFAC as of and for the year ended December 31, 2023. The historical financial information of Pubco was derived from the unaudited condensed consolidated financial statements of Pubco as of and for the period from inception to December 31, 2024. The historical financial information of the Company was derived from the audited condensed financial statements of the Company as of and for the years ended December 31, 2024 and 2023.

The information is only a summary and should be read together with BFAC’s, Pubco’s, and the Company’s audited and unaudited financial statements and related notes, “Classover’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “BFAC’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in its proxy statement/prospectus.

The following unaudited pro forma condensed combined financial information is provided to aid you in your analysis of the financial aspects of the Business Combination and the related transactions. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

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Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024

				Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Classover	BFAC	Pubco	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS

Current assets:
Cash	$50,682	$1,815	$2	42,302,760	(A)	42,932,924	42,302,760	(A)	630,164
				(511,860	)(H)		(42,302,760	)(C)
				(544,428	)(E)		(511,860	)(H)
				(616,045	)(F)		(544,428	)(E)
				2,250,000	(K)		(616,045	)(F)
				(2	)(L)		2,250,000	(K)
							(2	)(L)
Prepayments and other current assets	15,557	-	-			15,557			15,557
Due from related parties	8,251	-	-			8,251			8,251

Total current assets	$74,490	$1,815	$2			42,956,732			653,972

Noncurrent assets:
Cash held in trust account	-	42,302,760	-	(42,302,760	)(A)	-	(42,302,760	)(A)	-
Property and equipment, net	218,617	-	-			218,617			218,617
Operating lease right-of-use assets, net	1,552,242	-	-			1,552,242			1,552,242

Total noncurrent assets	1,770,859	42,302,760	-			1,770,859			1,770,859

TOTAL ASSETS	$1,845,349	$42,304,575	$2			$44,727,591			$2,424,831

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable	$7,200	$-	$-			7,200			7,200
Interest payable	19,072	-	-			19,072			19,072
Deferred revenues	2,719,091	-	-			2,719,091			2,719,091
Due to related parties	249,545	312,087	-	(312,087	)(H)	249,545	(312,087	)(H)	249,545
Operating lease liabilities - current	314,685	-	-			314,685			314,685
Accrued liabilities and other payables	63,415	199,773	238	(199,773	)(H)	63,415	(259	)(C)	63,156
				(238	)(L)		(199,773	)(H)
							(238	)(L)

Total current liabilities	3,373,008	511,860	238			3,373,008			3,372,749

Noncurrent liabilities:
Convertible notes payable	1,750,000	-	-	(1,750,000	)(G)	-	(1,750,000	)(G)	-
Operating lease liabilities - noncurrent	1,241,495	-	-			1,241,495			1,241,495
Warrant liability	-	431,250	-			431,250			431,250

Total noncurrent liabilities	2,991,495	431,250	-			1,672,745			1,672,745

TOTAL LIABILITIES	$6,364,503	$943,110	$238			$5,045,753			$5,045,494

Commitments and contingencies
Class A ordinary share subject to possible redemption	-	42,302,501	-	(42,302,501	)(B)	-	(42,302,501	)(C)	-

Stockholder's equity:
Classover's Ordinary shares, $0.0001 par value	158	-	-	(158	)(G)	-	(158	)(G)	-
BFAC Class A Ordinary shares, $0.0001 par value	-	200	-	(200	)(J)	-	(200	)(J)	-
BFAC Class B Ordinary shares, $0.0001 par value	-	663	-	(663	)(D)	-	(663	)(D)	-
Pubco Class B Ordinary Shares, $0.0001 par value	-	-	1	(1	)(L)	-	(1	)(L)	-
New issuance of Pubco Series A Preferred shares, $0.0001 par value	-	-	-	100	(G)	100	100	(G)	100
New issuance of Pubco Series B Preferred shares, $0.0001 par value	-	-	-	1	(K)	1	1	(K)	1
New issuance of Pubco Class B Ordinary shares, $0.0001 par value	-	-	-	368	(B)	1,925	663	(D)	1,557
				663	(D)		694	(G)
				694	(G)		200	(J)
				200	(J)
New issuance of Pubco Class A Ordinary shares, $0.0001 par value	-	-	-	654	(G)	654	654	(G)	654
Additional paid-in capital	80,412	2,438,872	1	42,302,133	(B)	45,439,355	1,748,710	(G)	3,137,222
				1,748,710	(G)		(3,380,771	)(I)
				(3,380,771	)(I)		2,249,999	(K)
				2,249,999	(K)		(1	)(L)
				(1	)(L)
Retained earnings (Accumulated deficit)	(4,599,724)	(3,380,771)	(238)	(544,428	)(E)	(5,760,197)	(544,428	)(E)	(5,760,197)
				(616,045	)(F)		(616,045	)(F)
				3,380,771	(I)		3,380,771	(I)
				238	(L)		238	(L)

Total stockholder's equity	(4,519,154)	(941,036)	(236)			39,681,838			(2,620,663)

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$1,845,349	$42,304,575	$2			$44,727,591			$2,424,831

See accompanying notes to the unaudited pro forma combined financial information.

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2024

				Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Classover	BFAC	Pubco	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined

Revenues:
Service revenues	$3,375,604	$-	$-			$3,375,604			$3,375,604
Consulting revenues (related party)	300,000	-	-			300,000			300,000

Total revenues	3,675,604	-	-			3,675,604			3,675,604

Cost of revenues:
Cost of revenues	1,616,428	-	-			1,616,428			1,616,428

Total cost of revenues		-	-			1,616,428			1,616,428

Gross profit	2,059,176	-	-			2,059,176			2,059,176

Operating expenses:
Selling and marketing	657,003	-	-			657,003			657,003
General and administrative	2,196,747	561,738	238	(238	)EE	2,758,485	(238	)EE	2,758,485
Research and development	39,254	-	-			39,254			39,254

Total operating expenses	2,893,004	561,738	238			3,454,742			3,454,742

(Loss) from operations	$(833,828)	$(561,738)	$(238)			(1,395,566)			(1,395,566)

Other Income (Expense)
Interest Income (Expense)	(9,220)	2,229,081	-	(2,229,081	)AA	(9,220)	(2,229,081	)AA	(9,220)
Change in fair value of warrants	-	1,447,044	-			1,447,044			1,447,044
(Loss) on promissory note - related party	-	(7,306)	-			(7,306)			(7,306)
Debt forgiveness	-	1,606,901	-			1,606,901			1,606,901

Total other income (expense)	(9,220)	5,275,720	-			3,037,419			3,037,419

Income (Loss) before provision for income taxes	(843,048)	4,713,982	(238)			1,641,853			1,641,853
Provision for income taxes	-	-	-			-			-

Net income (loss)	$(843,048)	$4,713,982	$(238)			1,641,853			1,641,853

Net loss per share - basic and diluted	(0.53)	0.34	(2.38)			0.06			0.07
Weighted average shares outstanding - basic and diluted*	1,576,995	13,795,599	100	10,410,431	DD	25,783,125	6,727,306	DD	22,100,000

See accompanying notes to the unaudited pro forma combined financial information.

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2023

			Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Classover	BFAC	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined

Revenues:
Service revenues	$2,996,835	$-			2,996,835			2,996,835
Consulting revenues (related party)	100,000	-			100,000			100,000

Total revenues	3,096,835	-			3,096,835			3,096,835

Cost of revenues:
Cost of revenues	1,437,979	-			1,437,979			1,437,979

Total cost of revenues	1,437,979	-			1,437,979			1,437,979

Gross profit	1,658,856	-			1,658,856			1,658,856

Operating expenses:
Selling and marketing	505,518	-			505,518			505,518
General and administrative	1,551,633	3,430,328	544,428	BB	6,142,434	544,428	BB	6,142,434
			616,045	CC		616,045	CC
Research and development	26,730	-			26,730			26,730

Total operating expenses	2,083,881	3,430,328			6,674,682			6,674,682

(Loss) from operations	$(425,025)	$(3,430,328)			(5,015,826)			(5,015,826)

Other Income (Expense)
Interest Income (Expense)	(8,030)	9,953,034	(9,953,034	)AA	(8,030)	(9,953,034	)AA	(8,030)
Change in fair value of warrants	-	(1,260,642)			(1,260,642)			(1,260,642)
(Loss) on promissory note - related party	-	(76,149)			(76,149)			(76,149)
Debt forgiveness	-	80,059			80,059			80,059

Total other income (expense)	(8,030)	8,696,302			(1,264,762)			(1,264,762)

Income (Loss) before provision for income taxes	(433,055)	5,265,974			(6,280,588)			(6,280,588)
Provision for income taxes	-	-			-			-

Net income (loss)	$(433,055)	$5,265,974			(6,280,588)			(6,280,588)

Net loss per share - basic and diluted	(0.29)	0.18			(0.23)			(0.28)
Weighted average shares outstanding - basic and diluted*	1,500,000	29,318,851	(3,548,252	)DD	27,270,599	(8,718,851	)DD	22,100,000

See accompanying notes to the unaudited pro forma combined financial information.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, BFAC will be treated as the “acquired” company for financial reporting purposes. This determination is primarily based on the Company’s stockholders being expected to comprise 92.73% or 94.64% of the voting power of Pubco under the two redemption scenarios, respectively, after considering the 25:1 voting power of the Class A shares that Ms. Hui Luo owns after the Business Combination, directors appointed by the Company constituting four of the five members of Pubco’s board of directors, the Company’s operations prior to the transaction comprising the only ongoing operations of Pubco, and the Company’s senior management comprising all of the senior management of Pubco.

Accordingly, for accounting purposes, the financial statements of Pubco will represent a continuation of the financial statements of the Company with the Business Combination treated as the equivalent of the Company issuing stock for the net assets of BFAC, accompanied by a recapitalization. The net assets of BFAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of the Company in future reports of Pubco.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 gives pro forma effect to the Business Combination and the other events contemplated by the Business Combination Agreement as if they had been consummated on December 31, 2024. The unaudited pro forma condensed combined statements of operations for the for the years ended December 31, 2024 and 2023, give pro forma effect to the Business Combination and the other transactions contemplated by the Business Combination Agreement as if they had been consummated on January 1, 2023.

The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included elsewhere in this proxy statement/prospectus:

·	the historical unaudited financial statements of BFAC as of December 21, 2024;

·	the historical audited financial statements of BFAC as of December 31, 2023;

·	the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2024;

·	the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2023;

·	the historical unaudited consolidated financial statements of the Pubco as of and for the period from inception to December 31, 2024; and

·

other information relating to BFAC, Pubco, and the Company contained in this current report, including the Business Combination Agreement and the description of certain terms thereof set forth under certain proposals.

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Management has made significant estimates and assumptions in its determination of the pro forma adjustments based on information available as of the date of this current report on Form 8-K. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented as additional information becomes available. Management considers this basis of presentation to be reasonable under the circumstances.

 One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the closing of the Business Combination are reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to Pubco’s retained earnings or additional paid-in capital, and are assumed to be either cash settled or settled in shares. Please refer to Note 2.

2. Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024

The adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2024 are as follows:

(A)	Reflects the liquidation and reclassification of $42,302,760 of cash held in the Trust Account to cash and cash equivalents that becomes available for general use by Pubco following the Closing.

(B)	Reflects the reclassification of BFAC ordinary shares subject to possible redemption to permanent equity immediately prior to the Closing assuming no redemption.

(C)	Represents the Maximum redemption scenario in which 3,683,125 shares of BFAC public ordinary shares are redeemed at a redemption price of approximately $11.49 per share.

(D)	Reflects the conversion of 6,625,000 BFAC Class B founder shares to Pubco Class B common stock on a one-on-one basis.

(E)

Represents preliminary estimated transaction costs to be incurred by BFAC of approximately $922,000, inclusive of advisory, legal, accounting, SEC registration, proxy service, and printing fees that are incurred in connection with the Transactions, $377,572 has been accrued as of December 31, 2024. Transaction cost that already accrued as of December 31, 2024 is recorded as a reduction of accrued liabilities; Transaction cost that is expected to be paid prior to the Closing in the amount of $544,428 is recorded as general expenses and a reduction of retained earnings. Transaction cost expensed through retained earnings are included in the unaudited pro forma condensed combined statement of operations.

(F)

Represents preliminary estimated transaction costs to be incurred by Classover of approximately $1,000,000, inclusive of advisory, legal, accounting, and printing fees that are incurred in connection with the Transactions, $383,955 has been accured and paid as of December 31, 2024, which has been reflected in Classover's historical statement of operations; Transaction cost that is expected to be paid prior to the Closing in the amount of $616,045 is recorded as general expenses and a reduction of retained earnings. Transaction cost expensed through retained earnings are included in the unaudited pro forma condensed combined statement of operations.

(G)

Reflects the recapitalization through 1) issuance of 12,500,000 shares of Pubco’s common stock in exchange for Classover’s common stock shareholder and convertible debt holders, including 6,535,014 Class A super voting shares to the founder, and 5,964,986 Class B shares to the rest of Classover shareholders and noteholders, 2) the issuance of 1,000,000 Series A Pubco Preferred Stock and 3) the issuance of 975,000 ordinary shares to advisors at the Closing. The amount is allocated to ordinary shares at $0.0001 per share, and the difference between historical book value of Classover’s common stock and the amount allocated to ordinary shares are then charged to additional paid-in capital. Pubco’s new shares are issued at $10.00 per share.

(H)	Reflects the payment of BFAC's accrued liabilities and due to related parties at closing.

(I)

Reflects the reclassification of BFAC’s historical accumulated deficit to additional paid-in capital. Adjustment is made to the extend that paid-in capital would not be negative under maximum redemption scenario.

(J)	Reflects the conversion of 2,000,000 BFAC Class A non-redeemable shares to Pubco Class B common stock on a one-on-one basis.

(K)

Reflects an issuance of 2,400 Series B preferred shares to the PIPE Investor at the closing of the Business Combination in exchange for an aggregate net amount investment of $2.25 million. The issuance is the first installment of the three-installment $5 million PIPE Financing pursuant to the PIPE Agreement which was executed on November 22, 2024. Of the $5.0 million investment: (i) 2,400 shares shall be issued upon consummation of the Business Combination; (ii) up to 1,600 shares shall be issued upon exercise of the First Preferred Warrants; and (iii) up to 1,000 shares shall be issued upon exercise of the Second Preferred Warrantsn. The Preferred Warrants expire on the 12-month anniversary of the consummation of the business combination and have an initial exercise price of $1,000, subject to adjustment as set forth therein. The Company has determined that the second two installments are not material probable transactions (because neither are guaranteed to be consummated) and thus excluded them from the pro forma.

(L)	Reflects elimination between BFAC and its subsidiary Pubco.

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Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2024

The adjustments included in the unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2024 are as follows:

(AA)	Represents the elimination of interest income related to the investments held in the BFAC Trust Account.

(DD)

Represents the calculation of net income per share using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination and other related events, assuming such additional shares were outstanding since January 1, 2023. As the Business Combination is being reflected as if it had occurred as of January 1, 2023, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issued in connection with the Business Combination have been outstanding for the entire periods presented.

(EE)	Reflects elimination between BFAC and its subsidiary Pubco.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2023

The adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 are as follows:

(AA)	Represents the elimination of interest income related to the investments held in the BFAC Trust Account.

(BB)	Represents preliminary estimated transaction costs to be incurred by BFAC of approximately $544,428 in connection with the Business Combination. Please refer to Note 2 (E)

(CC)	Represents preliminary estimated transaction costs to be incurred by Classover of approximately $616,045 in connection with the Business Combination. Please refer to Note 2 (F)

(DD)

Represents the calculation of net income per share using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination and other related events, assuming such additional shares were outstanding since January 1, 2023. As the Business Combination is being reflected as if it had occurred as of January 1, 2023, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issued in connection with the Business Combination have been outstanding for the entire periods presented.

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3. Net Income per Share

Net income per share is calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination and other related events, assuming such additional shares were outstanding since January 1, 2023. As the Business Combination is being reflected as if it had occurred as of January 1, 2023, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes the shares issued in connection with the Business Combination have been outstanding for the entire periods presented. Under the maximum redemptions scenario, the Common Shares assumed to be redeemed by BFAC Public Shareholders are eliminated as of January 1, 2023.

The unaudited pro forma condensed combined financial information has been prepared assuming no redemptions scenario and maximum redemptions scenario.

	Assuming No Redemption Scenario				Assuming Maximum Redemption Scenario
	Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2024		Year Ended December 31, 2023
Pro forma net income attributable to common shareholders	1,641,853		(6,280,588)		1,641,853		(6,280,588)
Weighted average shares outstanding – basic and diluted	25,783,125		27,270,599		22,100,000		22,100,000
Net income per share – basic and diluted	0.06		(0.23)		0.07		(0.28)
Weighted average shares outstanding – basic and diluted
BFAC redeemable public shares	3,683,125	14.3%	5,170,599	19.0%	-	0.0%	-	0.0%
BFAC founder shares (including non-redeemable Class A shares held by founders)	8,625,000	33.5%	8,625,000	31.6%	8,625,000	39.0%	8,625,000	39.0%
Mrs. Hui Luo - founder and shareholder of Classover (super voting class)	6,535,014	25.3%	6,535,014	24.0%	6,535,014	29.6%	6,535,014	29.6%
The rest of Classover's shareholders and note holders	5,964,986	23.1%	5,964,986	21.9%	5,964,986	27.0%	5,964,986	27.0%
Shares issued to advisors	975,000	3.8%	975,000	3.6%	975,000	4.4%	975,000	4.4%
Total	25,783,125	100.0%	27,270,599	100.0%	22,100,000	100.0%	22,100,000	100.0%

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